Letter of Transmittal
SIERRA PACIFIC RESOURCES
To Surrender For Conversion to Shares of Common Stock
Any and All of its $300,000,000 Principal Amount Outstanding of
7 1/4% Convertible Notes due 2010
CUSIP Nos. 826428AF1 and 826428AE4
Pursuant to the Conversion Offer Prospectus
Dated August 24, 2005
        This Offer will expire at 5:00 pm, New York City time, on Wednesday, August 31, 2005, unless extended or earlier terminated (such date, as the same may be extended or earlier terminated, the “Expiration Date”). Holders of Notes (as defined below) must surrender their Notes for conversion prior to the Expiration Date to receive the Conversion Consideration (as defined below).
The Conversion Agent for the Offer is:
The Bank Of New York

By Regular Mail &
By Registered or Certified Mail:	Overnight Courier:	In Person By Hand Only:
101 Barclay Street — 7E	101 Barclay Street — 7E	101 Barclay Street — 7E
New York, New York 10286	New York, New York 10286	New York, New York 10286
Attention: Mr. David A. Mauer	Attention: Mr. David A. Mauer	Attention: Mr. David A. Mauer

By Facsimile Transmission:	Confirm Facsimile Transmission
(212) 298-1915	by Telephone:
(212) 815-3687
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
      The Instructions contained herein should be read carefully before this Letter of Transmittal is completed.
      HOLDERS THAT WISH TO BE ELIGIBLE TO RECEIVE THE CONVERSION CONSIDERATION PURSUANT TO THE OFFER MUST VALIDLY SURRENDER (AND NOT WITHDRAW) THEIR NOTES TO THE CONVERSION AGENT PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
      All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Conversion Offer Prospectus of Sierra Pacific Resources, a Nevada corporation (the “Company”), dated August 24, 2005 (as the same may be amended or supplemented from time to time, the “Conversion Offer Prospectus”).
      This Letter of Transmittal (this “Letter of Transmittal”) is to be used by Holders if: (1) certificates representing Notes are to be physically delivered to the Conversion Agent herewith by such Holders; or (2) surrender of Notes for conversion is to be made by book-entry transfer to the Conversion Agent’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Conversion Offer Prospectus under the caption “Terms of the Offer — Procedure for Surrendering Notes — Book-Entry Delivery Procedures” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of the Notes.
      Alternatively, DTC participants may, in lieu of physically completing and signing this Letter of Transmittal and delivering it to the Conversion Agent, electronically accept the Offer and surrender the Notes for conversion through ATOP as set forth under “Terms of the Offer — Procedure for Surrendering Notes” in the Conversion Offer Prospectus.

Holders surrendering their Notes for conversion by book-entry transfer to the Conversion Agent’s account at DTC can execute the surrender through ATOP, for which the transaction will be eligible. DTC participants that are accepting the Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Conversion Agent’s account at DTC. DTC will then send an Agent’s Message to the Conversion Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.
      THE OFFER IS NOT BEING MADE TO (NOR WILL ANY SURRENDER OF NOTES FOR CONVERSION BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.
      Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Any requests for assistance in connection with the Offer or for additional copies of the Conversion Offer Prospectus or this Letter of Transmittal may be directed to the Information Agent. Any additional questions regarding the Offer should be directed to any of the Dealer Managers. Contact information for the Information Agent and the Dealer Managers is set forth at the end of this Letter of Transmittal. See Instruction 11 below.
METHOD OF DELIVERY

☐	Check here if Certificates for Notes surrendered for conversion are enclosed herewith.

☐	Check here if Notes surrendered for conversion are being delivered by Book-Entry Transfer made to the account maintained by the Conversion Agent with DTC and complete the following:
Name of Surrendering Institution

Account Number

Transaction Code Number

      List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Surrender of Notes for conversion will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

DESCRIPTION OF NOTES

Name(s) and Address(es) of Holder(s)		Aggregate	Principal Amount
(Please fill in, if your certificate	Certificate	Principal Amount	Surrendered for
is blank)	Numbers*	Represented**	Conversion

		Total:	Total:

* Need not be completed by Holders surrendering by book-entry transfer (see below).
 ** Unless otherwise indicated in the column labeled “Principal Amount Surrendered for Conversion” and subject to the terms and conditions of the Conversion Offer Prospectus, a Holder will be deemed to have surrendered the entire aggregate principal amount represented by the Notes indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 3.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      By execution hereof, the undersigned acknowledges receipt of the Conversion Offer Prospectus and this Letter of Transmittal and instructions hereto, which together constitute the Company’s offer to pay a cash premium upon the conversion of any and all of its 7 1/4% Notes due 2010 (the “Notes”), the outstanding principal amount of which is $300,000,000, upon the terms and subject to the conditions set forth in the Conversion Offer Prospectus, from registered holders of the Notes (“Holders”), as described in the Conversion Offer Prospectus.
      Upon the terms and subject to the conditions of the Offer, the undersigned hereby surrenders for conversion pursuant to the Offer the Notes that are being surrendered hereby, subject to the acceptance of the Notes for conversion and payment of the related Conversion Consideration. The undersigned hereby irrevocably constitutes and appoints the Conversion Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Conversion Agent also acts as the agent of the Company) with respect to such Notes, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (1) present such Notes and all evidences of transfer and authenticity to, or effect the conversion of, such Notes on the account books maintained by DTC to, or upon the order of, the Company, (2) present such Notes for conversion on the books of said Company, and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.
      The undersigned understands that surrenders of Notes for conversion pursuant to any of the procedures described in the Conversion Offer Prospectus and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender for conversion the Notes surrendered hereby, and that when such Notes are accepted for conversion and payment of the Conversion Consideration by the Company, such Notes may be duly cancelled and will be free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Conversion Agent or by the Company to be necessary or desirable to complete the conversion of the Notes surrendered hereby.
      For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for conversion validly surrendered Notes (or defectively surrendered Notes with respect to which the Company has waived such defect) if, as and when the Company gives oral or written notice thereof to the Conversion Agent.
      The undersigned understands that, notwithstanding any other provision of the Offer, the Company’s obligation to accept Notes for conversion, and to pay the related Conversion Consideration is subject to, and conditioned upon, the satisfaction of or, where applicable, the Company’s waiver of, the conditions of the Offer as set forth in the Conversion Offer Prospectus under the heading “Terms of the Offer — Conditions to the Offer.”
      Any Notes not accepted for conversion will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated herein under “Special Delivery Instructions” below. The Company reserves the right, in its sole discretion, to waive any one or more of the conditions to the Offer at any time as set forth in the Conversion Offer Prospectus under the caption “Terms of the Offer — Conditions to the Offer.”
      All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives.
      The undersigned understands that any delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Conversion Agent, until receipt by the Conversion Agent of this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, or a properly transmitted Agent’s Message together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of surrenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.
      Unless otherwise indicated herein under “Special Issuance Instructions,” the undersigned hereby requests that (i) Common Stock issued upon conversion of Notes and any Notes representing principal amounts not surrendered or not accepted for conversion be issued in the name of the undersigned (and in the case of Notes surrendered by book-entry transfer be credited to the account at DTC designated above) and (ii) checks for payments of the Conversion Consideration to be made in connection with the Offer be issued to the order of, and delivered to, the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned requests that any certificates representing the Common Stock issued upon conversion of Notes, Notes representing principal amounts not surrendered or not accepted for conversion and checks for payments of the Conversion Consideration to be made in connection with the Offer be delivered to the undersigned at the address shown above.
      In the event that the “Special Issuance Instructions” box or “Special Delivery Instructions” box is, or both are, completed, the undersigned hereby requests that Common Stock issued upon conversion of Notes and any Notes representing principal amounts not properly surrendered or not accepted for conversion be issued in the name(s) of, certificates for such Common Stock and/or Notes be delivered to, and checks for payments of the Conversion Consideration to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” box or “Special Delivery Instructions” box to transfer any Notes from the names of the registered Holder(s) thereof if the Company does not accept for conversion any of the principal amount of such Notes so surrendered.

PLEASE SIGN ON THIS PAGE
(To be completed by all Holders Surrendering Notes for Conversion regardless of whether Notes are being physically delivered herewith)
      This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if surrendered by a DTC participant, exactly as such participant’s name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 4.
      If the signature appearing below is not of the registered Holder(s) of the Notes, then the registered Holder(s) must sign a proxy, which signature must be guaranteed by an Eligible Institution.
X

X

Signature(s) of Registered Holder(s) or Authorized Signatory
Dated:

 , 2005
Name(s):

(Please Print)
Capacity:

Address:

(Including Zip Code)
Area Code and Telephone No.:

Tax Identification or Social Security No.:

IMPORTANT: COMPLETE FORM W-9 HEREIN OR APPLICABLE FORM W-8
SIGNATURE GUARANTEE (See Instruction 4 below)
Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Title)
Date: ____________________, 2005

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)
   To be completed ONLY if certificates for Notes in a principal amount not surrendered or not accepted for conversion are to be issued in the name of, or payment for the Conversion Consideration is to be made to, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal, or if Notes surrendered by book-entry transfer that are not accepted for conversion are to be credited to an account maintained at DTC other than the account designated above.
Issue:     ☐ Notes     ☐ Payment
(check as applicable)
Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Such person(s) must properly complete the Form W-9 herein, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)
Credit unpurchased Notes by book-entry to the DTC account set forth below:
☐ DTC

(DTC Account Number)
Number of Account Party:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4, 5 and 7)
   To be completed ONLY if certificates for Notes in a principal amount not surrendered or not accepted for Conversion or payment for the Conversion Consideration is to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or to such person or persons at an address different from that shown in the box entitled “Description of Notes” within this Letter of Transmittal.
Deliver:     ☐ Notes     ☐ Payment
(check as applicable)
Name:

(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number)
(Such person(s) must properly complete the Form W-9 herein, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
      1.     Delivery of this Letter of Transmittal and Certificates for Notes or Book-Entry Confirmations. To surrender Notes for Conversion in the Offer, physical delivery of certificates for Notes or a confirmation of any book-entry transfer into the Conversion Agent’s account with DTC of Notes surrendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or, in the case of book-entry delivery, an Agent’s Message through the ATOP facility at DTC, and any other documents required by this Letter of Transmittal, must be received by the Conversion Agent at its address set forth herein prior to 5:00 pm, New York City time, on the Expiration Date in order to receive the Conversion Consideration. The method of delivery of this Letter of Transmittal, Notes, and all other required documents to the Conversion Agent is at the election and risk of Holders. If such delivery is by mail, it is suggested that Holders use properly insured registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Conversion Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Conversion Agent. This Letter of Transmittal and the Notes should be sent only to the Conversion Agent, not to the Company, the Trustee, the Dealer Managers, the Information Agent or DTC.
      2.     Withdrawal of Surrendered Notes. Notes surrendered for conversion may be validly withdrawn at any time up until 5:00 pm, New York City time, on the Expiration Date. In addition, surrendered Notes may be validly withdrawn if the Offer is terminated prior to the payment of any Conversion Consideration thereunder. Notes surrendered for conversion may be withdrawn if they have not been accepted by the Company for conversion after the 40th business day from the commencement of the Offer. In the event of a termination of the Offer, the Notes surrendered for conversion pursuant to the Offer will be promptly returned to the surrendering Holder.
      Holders who wish to exercise their right of withdrawal with respect to the Offer must give written notice of withdrawal delivered by mail, hand delivery or manually signed facsimile transmission, which notice must be received by the Conversion Agent at its address set forth on the first page of this Letter of Transmittal on the Expiration Date or at such other permissible times as are described herein or, in case of book-entry transfer, by a properly transmitted “Request Message” through ATOP. For a withdrawal of Notes surrendered for conversion to be effective, a notice of withdrawal must specify the name of the person who deposited the Notes to be withdrawn (the “Depositor”), the name in which the Notes are registered (or, if surrendered by book-entry transfer, the name of the participant in DTC whose name appears on the security position listing as the owner of such Notes), if different from that of the Depositor, and the principal amount of Notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such Notes) to the Conversion Agent, the name of the Holder and the certificate number or numbers relating to such Notes withdrawn must also be furnished to the Conversion Agent as aforesaid prior to the physical release of the certificates for the withdrawn Notes (or, in the case of Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited with withdrawn Notes). The notice of withdrawal must be signed by the Holder in the same manner as this Letter of Transmittal (including, in any case, any required signature guarantee(s)), or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Conversion Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of withdrawal even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly surrendered for conversion for purposes of the Offer.
      Withdrawal of Notes can be accomplished only in accordance with the foregoing procedures.
      All questions as to the validity (including time of receipt) of notices of withdrawal will be determined by the Company in the Company’s sole discretion and the Company’s determinations shall be final and binding. None of the Company, the Conversion Agent, the Dealer Managers, the Information Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.
      3.     Partial Surrenders. Notes surrendered pursuant to the Offer will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Notes evidenced by a submitted certificate is surrendered, the surrendering Holder must fill in the principal amount surrendered in the last column of the box entitled “Description of Notes” herein. The entire principal amount represented by the certificates for all Notes delivered to the Conversion Agent will be deemed to have been surrendered, unless otherwise indicated. The entire principal amount of all Notes not surrendered for conversion or not accepted for conversion will be sent (or, if surrendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box on this Letter of Transmittal (see Instruction 5), promptly after the Notes are accepted for conversion.
      4.     Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes surrendered for conversion hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.
      If any of the Notes surrendered for conversion hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Notes surrendered for conversion are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.
      If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.
      If this Letter of Transmittal is signed by the registered Holder(s) of the Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates for Notes not surrendered or not accepted for purchase are to be issued to, a person other than the registered Holder(s). Signatures on such certificates or bond powers must be guaranteed as provided below.
      If this Letter of Transmittal is signed by a person other than the registered Holder(s) of the Notes listed, the certificates representing such Notes must be properly endorsed for transfer by the registered Holder or be accompanied by a properly completed bond power from the registered Holder(s) in form satisfactory to the Company.
      Signatures on all Letters of Transmittal must be guaranteed by a participant in a recognized Medallion Signature Program unless the Notes surrendered for conversion thereby are surrendered (1) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed the box marked “Special Issuance Instructions” or the box marked “Special Delivery Instructions” in the Letter of Transmittal, or (2) for the account of an Eligible Institution. If the Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Notes not accepted for conversion or not surrendered for conversion are to be returned to a person other than the registered Holder, then the signatures on the Letters of Transmittal accompanying the surrendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.
      5.     Special Issuance and Special Delivery Instructions. Holders surrendering notes for conversion should indicate in the applicable box or boxes the name and address to which Common Stock issued upon conversion of Notes, Notes for principal amounts not surrendered for conversion or not accepted for conversion and/or checks for payment of the Conversion Consideration to be made in connection with the Offer are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated and such person must properly complete a Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY, as applicable. If no instructions are given, Common Stock will be issued and Notes not surrendered or not accepted for conversion will be returned, to the Holder of the Notes surrendered. Any Holder surrendering Notes for conversion by book-entry transfer may request that Common Stock issued upon conversion of Notes and Notes not surrendered for conversion or not accepted for conversion be credited to such account at DTC as such Holder may designate under the caption “Special Issuance Instructions.” If no such instructions are given, Common Stock will be issued and any such Notes not surrendered for conversion or not accepted for conversion will be returned, by crediting the account at DTC designated above.
      6.     Taxpayer Identification Number. Each Holder surrendering Notes for conversion is required to provide the Conversion Agent with the Holder’s correct taxpayer identification number (“TIN”), generally the Holder’s social security or federal employee identification number, on the Form W-9 herein, which is provided under “Important Tax Information” below, or alternatively, to establish another basis for exemption from backup withholding. A Holder must cross out item (2) in the Certification box on the Form W-9 herein if such Holder is subject to backup withholding. In addition to potential penalties, failure to provide the correct information on the form may subject the surrendering Holder to 30% U.S. federal backup withholding on the payments, including of the Conversion Consideration, made to the Holder or other payee with respect to Notes purchased pursuant to the Offer. A Holder shall write “applied for” in the space provided in Part I of the form and complete the attached Certificate of Awaiting Taxpayer Identification Number if the surrendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. In such case, the Conversion Agent will withhold 30% of all such payments of the Conversion Consideration until a TIN is provided to the Conversion Agent, and if the Conversion Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. A Holder who writes “applied for” in Part I in lieu of furnishing his or her TIN should furnish his or her TIN as soon as it is received. A Holder surrendering Notes for conversion that is not a United States person may qualify as an exempt recipient by submitting to the Conversion Agent a properly completed Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (which the Conversion Agent will provide upon request) signed under penalty of perjury, attesting to that Holder’s exempt status.
      7.     Transfer Taxes. The Company will pay all transfer taxes applicable to the conversion of Notes pursuant to the Offer, except in the case of deliveries of certificates for Notes for principal amounts not surrendered for conversion or not accepted for conversion that are registered or issued in the name of any person other than the registered Holder of Notes surrendered thereby.
      8.     Irregularities. All questions as to the form of all documents and validity (including time of receipt) and acceptance of Notes for conversion and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent surrenders of Notes will not be considered valid. The Company reserves the absolute right to reject any or all Notes surrendered for conversion that are not in proper form or the acceptance of which would, in the Company’s opinion, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of surrender as to particular Notes. The Company’s interpretations of the terms and conditions of the Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with surrenders of Notes must be cured within such time as the Company determines, unless waived by the Company. Surrenders of Notes shall not have been deemed to have been made until all defects or irregularities have been waived by the Company or cured. None of the Company, the Conversion Agent, the Dealer Managers, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in surrenders of Notes, or will incur any liability to Holders for failure to give any such notice.
      9.     Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Notes surrendered for conversion, in whole or in part, at any time and from time to time.
      10.     Mutilated, Lost, Stolen or Destroyed Certificates for Notes. Any Holder whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to or telephone the Trustee at the address or telephone number set forth in the Conversion Offer Prospectus.
      11.     Requests for Assistance or Additional Copies. Any requests for assistance in connection with the Offer or for additional copies of the Conversion Offer Prospectus or this Letter of Transmittal may be directed to the Information Agent. Any additional questions regarding the Offer should be directed to any of the Dealer Managers. Contact information for the Information Agent and the Dealer Managers is set forth at the end of this Letter of Transmittal.
IMPORTANT TAX INFORMATION
      A Holder whose surrendered Notes are accepted for conversion is required to provide the Conversion Agent with such Holder’s correct TIN on the Form W-9 herein or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Conversion Agent is not provided with the correct TIN or an adequate basis for exemption, payment, including any the Conversion Consideration, made to such Holder with respect to Notes converted pursuant to the Offer may be subject to backup withholding and the Holder may be subject to a $50 penalty, as well as various other penalties, imposed by the Internal Revenue Service.
      Certain Holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on the Form W-9 herein. A foreign person may qualify as an exempt recipient, by submitting to the Conversion Agent a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of a Form W-9), signed under penalties of perjury, attesting to that Holder’s exempt status. A Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable can be obtained from the Conversion Agent. See the “Form W-9 — Request For Taxpayer Identification Number and Certification” below for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.
      If backup withholding applies, the Conversion Agent is required to withhold 30% of any Conversion Consideration paid to the Holder or other payee. Backup withholding is not an additional federal income tax. If the required information is furnished to the Internal Revenue Service in a timely manner, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
Purpose of Form W-9
      To prevent backup withholding on any payments, including any Conversion Consideration made with respect to Notes converted pursuant to the Offer, the Holder is required to provide the Conversion Agent with (i) the Holder’s correct TIN by completing the Form W-9 provided herein, certifying (x) that the TIN provided on the Form W-9 herein is correct (or that such Holder is awaiting a TIN), (y) that (A) the Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (z) that the Holder is a U.S. person (including a U.S. resident alien), or (ii) if applicable, an adequate basis for exemption.
What Number to Give the Conversion Agent
      The Holder is required to give the Conversion Agent the TIN (e.g., social security number or employer identification number) of the registered Holder. If the Notes are held in more than one name or are not held in the name of the actual owner, consult the “Form W-9 — Request For Taxpayer Identification Number and Certification” below for additional guidance on which number to report.

Print or type
See Specific Instructions on page 2.

Form W-9 (Rev. January 2003) Department of the Treasury Internal Revenue Service	Request for Taxpayer identification Number and Certification	Give form to the requester. Do not send to the IRS.

Name

Business name, if different from above

Check appropriate box: ☐ Individual/ Sole proprietor ☐ Corporation ☐ Partnership ☐ Other ▶	☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

 Part I        Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.	Social security number — — or
Note: If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number —

 Part II        Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. person (including a U.S. resident alien).
Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

Sign Here	Signature of U.S. person ▶ Date ▶

Purpose of Form
A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:
    1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
    2. Certify that you are not subject to backup withholding, or
    3. Claim exemption from backup withholding if you are a U.S. exempt payee.
Note: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Foreign person. If you are a foreign person, use the appropriate Form W-8 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.
    If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:
    1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as nonresident alien.
    2. The treaty article addressing the income.
    3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
    4. The type and amount of income that qualifies for the exemption from tax.
    5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Cat. No. 10231X	Form W-9 (Rev. 1-2003)

Form W-9 (Rev. 1-2003)	Page 2

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
   If you are a nonresident, alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% after December 31, 2003; 28% after December 31, 2005). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
   You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
   1. You do not furnish your TIN to the requester, or
   2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or
   3. The IRS tells the requester that you furnished an incorrect TIN, or
   4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
   5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
   Certain payees and payments are except from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
   If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.
Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt From Backup Withholding
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in the line following the business name, sign and date the form.
   Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
Exempt payees. Backup withholding is not required on any payments made to the following payees:
   1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfied the requirements of section 401(f)(2);
   2. The United States or any of its agencies or instrumentalities;
   3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;
   4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or
   5. An international organization or any of its agencies or instrumentalities.
   Other payees that may be exempt from backup withholding include:
   6. A corporation;
   7. A foreign central bank of issue;
   8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

Form W-9 (Rev. 1-2003)	Page 3

      9. A futures commission merchant registered with the Commodity Futures Trading Commission;
     10. A real estate investment trust;
     11. An entity registered at all times during the tax year under the Investment Company Act of 1940;
     12. A common trust fund operated by a bank under section 584(a);
     13. A financial institution;
     14. A middleman known in the investment community as a nominee or custodian; or
     15. A trust exempt from tax under section 664 or described in section 4947.
     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000.[1]	Generally, exempt recipients 1 through 7[2]

1 See Form 1099-MISC. Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding; medical and health care payments; attorneys’ fees; and payments for services paid by a Federal executive agency.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
     If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation partnership, etc., enter the entity’s EIN.
Note: See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov/online/ss5.html. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to Apply For an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.
     If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 1-2003)	Page 4

Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.
    For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt from backup withholding on page 2.
Signature requirements. Complete the certification as indicated in 1 through 5 below.
  1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
  2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 of the certification before signing the form.
  3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
  4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
  5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA or Archer MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]

5.	Sole proprietorship or single-owner LLC	The owner [2]

For this type of account:		Give name and EIN of:

6.	Sole proprietorship or single-owner LLC	The owner [3]

7.	A valid trust, estate, or pension trust	Legal entity [4]

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments.	The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.
3 You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one).
4 List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.
  You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

                                    YOU SHOULD COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF FORM W-9.
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, not withstanding the information I provided in the Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), 30% of all reportable payments made to me will be withheld until I provide a taxpayer identification number. If I fail to provide a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature:	Date: -----------------, 2005

NOTE:	FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW “FORM W-9 — REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION” ABOVE FOR ADDITIONAL DETAILS.

     Completed Letters of Transmittal and any other documents required in connection with surrender of Notes for conversion should be directed to the Conversion Agent.
The Conversion Agent for the Offer is:
The Bank Of New York

By Registered or Certified Mail: 101 Barclay Street — 7E New York, New York 10286 Attention: Mr. David A. Mauer	By Regular Mail & Overnight Courier: 101 Barclay Street — 7E New York, New York 10286 Attention: Mr. David A. Mauer	In Person By Hand Only: 101 Barclay Street — 7E New York, New York 10286 Attention: Mr. David A. Mauer

By Facsimile Transmission: (212) 298-1915	Confirm Facsimile Transmission by Telephone: (212) 815-3687
      Any requests for assistance in connection with the Offer or for additional copies of the Offer or this Letter of Transmittal should be directed to the Information Agent at the address or telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
Morrow & Co., Inc.
You may obtain information regarding the Offer
from the Information Agent as follows:
445 Park Avenue, 5th Floor
New York, New York 10022
(212) 754-8000
Noteholders Call Toll Free: (800) 654-2468
E-mail: srp.info@morrowco.com
      Any questions relating to the Offer may be directed to the Dealer Managers at their respective addresses or telephone numbers set forth below:

Lehman Brothers 745 Seventh Avenue, 3rd Floor New York, New York 10019 Attention: Liability Management Group (212) 526-0111 (collect) (800) 443-0892 (toll free)	Merrill Lynch & Co. 4 World Financial Center, 7th Floor New York, New York 10080 Attention: Liability Management Group (212) 449-4914 (collect) (800) 654-8637 (toll free)
Deutsche Bank Securities
60 Wall Street
New York, New York 10005
Attention: Liability Management Group
(212) 250-2955 (collect)
(866) 627-0391 (toll free)